UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 12, 2007

VERSANT CORPORATION
(Exact name of Registrant as Specified in its Charter)

California	000-28540	94-3079392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6539 Dumbarton Circle
Fremont California 94555
(Address of Principal Executive Offices, including Zip Code)

(510) 789-1500
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01:              Entry into a Material Definitive Agreement

Effective April 12, 2007, the Board of Directors of Versant Corporation (the “Company”) amended certain provisions of the Company’s 2005 Equity Incentive Plan (the “Plan”) requiring shareholder approval of the repricing of outstanding stock options and other awards granted under the Plan.  The amendments amend Sections 5.9, 15 and 23 of the Plan.  By filing this Report on Form 8-K, the Company does not intend to suggest or confirm that these proposed amendments are material amendments to the Plan.

Item 9.01:              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 10.01	Versant Corporation’s 2005 Equity Incentive Plan, as amended through April 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT CORPORATION

Date: April 16, 2007	By: /s/ Jerry Wong
Jerry Wong, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.01	Versant Corporation’s 2005 Equity Incentive Plan, as amended through April 12, 2007